Exhibit 99

Universal Electronics Reports Financial Results for the Second Quarter 2022

SCOTTSDALE, AZ – August 4, 2022 – Universal Electronics Inc. (UEI) (NASDAQ: UEIC) reported financial results for the three and six months ended June 30, 2022.

“Over the years, our resilient business model, technological innovation, commitment to service and financial discipline have built UEI’s rock-solid foundation,” said Paul Arling, UEI’s chairman and CEO. “This structure, support and strength continues to be the basis for our long-term growth. Leveraging our wireless connectivity advantages, we continue to create new products, solve industry needs, penetrate additional markets and build a better future. In the second quarter, our expansion into smart home automation and HVAC gained momentum, as we garnered new project wins from industry leaders in the smart home arena. These projects typically have long development cycles and even longer product life cycles, which are among the many factors that fuel our confidence in our ability to deliver long-term profitable growth, through our mission of creating smarter living.”
Financial Results for the Three Months Ended June 30: 2022 Compared to 2021
•GAAP net sales were $139.1 million, compared to $150.5 million; Adjusted Non-GAAP net sales were $139.1 million, compared to $150.6 million.
•GAAP gross margins were 28.3%, compared to 29.7%; Adjusted Non-GAAP gross margins were 29.1%, compared to 30.5%.
•GAAP operating income was $5.5 million, compared to $9.0 million; Adjusted Non-GAAP operating income was $10.1 million, compared to $15.8 million.
•GAAP net income was $3.0 million, or $0.23 per diluted share, compared to $5.6 million or $0.40 per diluted share; Adjusted Non-GAAP net income was $8.4 million, or $0.66 per diluted share, compared to $13.6 million, or $0.98 per diluted share.
•At June 30, 2022, cash, cash equivalents and term deposits were $54.0 million.
Financial Results for the Six Months Ended June 30: 2022 Compared to 2021
•GAAP net sales were $271.5 million, compared to $301.0 million; Adjusted Non-GAAP net sales were $271.5 million, compared to $301.3 million.
•GAAP gross margins were 27.9%, compared to 30.2%; Adjusted Non-GAAP gross margins were 29.0%, compared to 30.9%.
•GAAP operating income was $4.9 million, compared to operating income of $17.6 million; Adjusted Non-GAAP operating income was $18.0 million, compared to $31.5 million.
•GAAP net income was $0.1 million, or $0.01 per diluted share, compared to $12.6 million or $0.89 per diluted share; Adjusted Non-GAAP net income was $14.5 million, or $1.13 per diluted share, compared to $26.2 million, or $1.87 per diluted share.

Financial Outlook
For the third quarter of 2022, the company expects GAAP net sales to range between $145 million and $155 million, compared to $155.6 million in the third quarter of 2021. GAAP earnings per diluted share for the third quarter of 2022 are expected to range from $0.39 to $0.49, compared to a GAAP loss per share of $0.07 in the third quarter of 2021.
For the third quarter of 2022, the company expects Adjusted Non-GAAP net sales to range from $145 million to $155 million, compared to $155.7 million in the third quarter of 2021. Adjusted Non-GAAP earnings per diluted share are expected to range from $0.70 to $0.80, compared to Adjusted Non-GAAP earnings per diluted share of $1.03 in the third quarter of 2021. The third quarter 2022 Adjusted Non-GAAP earnings per diluted share estimate excludes $0.31 per share related to, among other things, excess manufacturing overhead costs, stock-based compensation, amortization of acquired intangibles, litigation costs, foreign currency gains and losses and the related tax impact of these adjustments. For a more detailed explanation of Non-GAAP measures, please see the Use of Non-GAAP Financial Metrics discussion and the Reconciliation of Adjusted Non-GAAP Financial Results, each located elsewhere in this press release.
The company reiterates its long-term growth targets of sales between 5% and 10% and EPS between 10% and 20%.

Conference Call Information
UEI’s management team will hold a conference call today, Thursday, August 4, 2022 at 4:30 p.m. ET / 1:30 p.m. PT, to discuss its second quarter 2022 earnings results, review recent activity and answer questions. To access the call in the U.S. please dial 800-715-9871. The conference ID is 4661619. The conference call will also be broadcast live on the investor section of the UEI website where it will be available for replay for one year. In addition, a replay will be available via telephone for two business days beginning two hours after the call. To listen to the replay, in the U.S. please dial 800-770-2030, conference ID 4661619.
Use of Non-GAAP Financial Metrics
In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, UEI provides Adjusted Non-GAAP information as additional information for its operating results. References to Adjusted Non-GAAP information are to non-GAAP financial measures. These measures are not required by, in accordance with, or an alternative for, GAAP and may be different from non-GAAP financial measures used by other companies. UEI’s management uses these measures for reviewing the financial results of UEI for budget planning purposes and for making operational and financial decisions. Management believes that providing these non-GAAP financial measures to investors, as a supplement to GAAP financial measures, help investors evaluate UEI’s core operating and financial performance and business trends consistent with how management evaluates such performance and trends. Additionally, management believes these measures facilitate comparisons with the core operating and financial results and business trends of competitors and other companies.
Adjusted Non-GAAP net sales is defined as net sales excluding the revenue impact of stock-based compensation for performance-based warrants. Adjusted Non-GAAP gross profit is defined as gross profit excluding the impact of excess manufacturing overhead costs, factory transition costs, gain on the release from our Ohio call center lease obligation guarantee, stock-based compensation expense, and depreciation expense related to the increase in fixed assets from cost to fair market value resulting from acquisitions. Adjusted Non-GAAP operating expenses are defined as operating expenses excluding stock-based compensation expense, amortization of intangibles acquired, changes in contingent consideration related to acquisitions, costs associated with certain litigation efforts, and employee related restructuring and other costs. Adjusted Non-GAAP net income is defined as net income excluding the aforementioned items, foreign currency gains and losses and the related tax effects of all adjustments. Adjusted Non-GAAP diluted earnings per share is calculated using Adjusted Non-GAAP net income. A reconciliation of these financial measures to the most directly comparable GAAP financial measures is included at the end of this press release.
About Universal Electronics
Universal Electronics Inc. (NASDAQ: UEIC) is the global leader in wireless universal control solutions for home entertainment and smart home devices and designs, develops, manufactures, ships and supports hardware and software control and sensor technology solutions. UEI partners with many Fortune 500 customers, including Comcast, Vivint Smart Home, Samsung, LG, Sony and Daikin to serve video, telecommunications, security service providers, television, smart home and HVAC system manufacturers. For over 35 years, UEI has been pioneering breakthrough innovations such as voice control and QuickSet cloud, the world's leading platform for automated set-up and control of devices in the home. For more information, visit www.uei.com.
Contacts
Paul Arling, Chairman & CEO, UEI, 480-530-3000
Investors: Kirsten Chapman, LHA Investor Relations, uei@lhai.com, 415-433-3777
Forward-looking Statements
This press release and accompanying schedules contain "forward-looking statements" within the meaning of federal securities laws, including net sales, profit margin and earnings trends, estimates and assumptions; our expectations about new product introductions; and similar statements concerning anticipated future events and expectations that are not historical facts. We caution you that these statements are not guarantees of future performance and are subject to numerous risks and uncertainties, including those we identify below and other risk factors that we identify in our most recent annual report on Form 10-K for the year ended December 31, 2021 and the periodic reports we have filed since then. Risks that could affect forward-looking statements in this press release include: customer and project wins shipping when and in the quantities anticipated by management; the continuation of and our ability to manage through supply chain issues and materials shortages, particularly with respect to our ability to obtain integrated circuits in the quantities we need; our customers continuing to limit its ordering of our products due to their own supply chain issues and materials shortages; our ability to continue anticipating the needs and wants of our customers, and timely develop and deliver products and technologies that will be accepted by our customers; the continued commitment of our customers to their product development and ordering strategies and patterns that translate into greater demand for our technologies and products as anticipated by management; our ability to enhance and protect the value of our intellectual properties, including our patents and trade secrets, through our licensing and litigation efforts; the effects that natural disasters and public health crises, including the COVID-19 pandemic, have on our business and management’s ability to anticipate and mitigate those effects, including the duration, severity and scope of the COVID-19 pandemic, and the actions and restrictions that may be imposed on us and our operations by federal, state, local and international public health and governmental authorities to contain and combat the outbreak and spread of COVID-19, each of which may exacerbate one or more of the aforementioned risks; effects and uncertainties and other factors more fully described in our reports filed with the SEC; and the effects that changes in or enhanced use of laws, regulations and policies may have on our business including the impact of trade regulations pertaining to importation of our products and the tariffs imposed upon them. Since it is not possible to predict or identify all of the risks, uncertainties and other factors that may affect future results, the above list should not be considered a complete list. Further, any of these factors could cause actual results to differ materially from the expectations we express or imply in this press release. We make these forward-looking statements as of August 4, 2022, and we undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

– Tables Follow –

UNIVERSAL ELECTRONICS INC.
CONSOLIDATED BALANCE SHEETS
(In thousands, except share-related data)
(Unaudited)

	June 30, 2022	December 31, 2021
ASSETS
Current assets:
Cash and cash equivalents	$46,130	$60,813
Term deposit	7,823	—
Accounts receivable, net	131,941	129,215
Contract assets	5,834	5,012
Inventories	147,394	134,469
Prepaid expenses and other current assets	6,795	7,289
Income tax receivable	2,608	348
Total current assets	348,525	337,146
Property, plant and equipment, net	67,867	74,647
Goodwill	49,044	48,463
Intangible assets, net	23,080	20,169
Operating lease right-of-use assets	19,048	19,847
Deferred income taxes	6,487	7,729
Other assets	2,093	2,347
Total assets	$516,144	$510,348
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$84,054	$92,707
Line of credit	88,000	56,000
Accrued compensation	21,608	24,217
Accrued sales discounts, rebates and royalties	5,602	9,286
Accrued income taxes	5,075	3,737
Other accrued liabilities	29,099	30,840
Total current liabilities	233,438	216,787
Long-term liabilities:
Operating lease obligations	13,078	14,266
Deferred income taxes	2,708	2,394
Income tax payable	939	939
Other long-term liabilities	867	13
Total liabilities	251,030	234,399
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.01 par value, 5,000,000 shares authorized; none issued or outstanding	—	—
Common stock, $0.01 par value, 50,000,000 shares authorized; 24,861,624 and 24,678,942 shares issued on June 30, 2022 and December 31, 2021, respectively	249	247
Paid-in capital	319,854	314,094
Treasury stock, at cost, 12,215,756 and 11,861,198 shares on June 30, 2022 and December 31, 2021, respectively	(366,370)	(355,159)
Accumulated other comprehensive income (loss)	(18,988)	(13,524)
Retained earnings	330,369	330,291
Total stockholders’ equity	265,114	275,949
Total liabilities and stockholders’ equity	$516,144	$510,348

UNIVERSAL ELECTRONICS INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Net sales	$139,101	$150,491	$271,511	$301,033
Cost of sales	99,730	105,829	195,872	209,972
Gross profit	39,371	44,662	75,639	91,061
Research and development expenses	8,637	7,676	16,443	15,618
Selling, general and administrative expenses	25,237	27,965	54,260	57,811
Operating income	5,497	9,021	4,936	17,632
Interest income (expense), net	(183)	(127)	(479)	(235)
Other income (expense), net	(694)	(17)	(334)	6
Income before provision for income taxes	4,620	8,877	4,123	17,403
Provision for income taxes	1,632	3,284	4,045	4,817
Net income	$2,988	$5,593	$78	$12,586

Earnings per share:
Basic	$0.24	$0.41	$0.01	$0.92
Diluted	$0.23	$0.40	$0.01	$0.89
Shares used in computing earnings per share:
Basic	12,659	13,672	12,736	13,737
Diluted	12,715	13,926	12,847	14,062

UNIVERSAL ELECTRONICS INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Six Months Ended June 30,
	2022	2021
Cash flows from operating activities:
Net income	$78	$12,586
Adjustments to reconcile net income to net cash provided by (used for) operating activities:
Depreciation and amortization	12,155	13,128
Provision for credit losses	(204)	1
Deferred income taxes	1,227	1,637
Shares issued for employee benefit plan	626	681
Employee and director stock-based compensation	5,136	5,044
Performance-based common stock warrants	—	274
Changes in operating assets and liabilities:
Accounts receivable and contract assets	(5,195)	(6,241)
Inventories	(16,287)	(1,076)
Prepaid expenses and other assets	1,329	625
Accounts payable and accrued liabilities	(15,001)	(7,338)
Accrued income taxes	(948)	(2,837)
Net cash provided by (used for) operating activities	(17,084)	16,484
Cash flows from investing activities:
Term deposit	(7,487)	—
Acquisition of net assets of Qterics, Inc.	(939)	—
Acquisitions of property, plant and equipment	(5,482)	(6,206)
Acquisitions of intangible assets	(3,019)	(1,907)
Net cash provided by (used for) investing activities	(16,927)	(8,113)
Cash flows from financing activities:
Borrowings under line of credit	62,000	41,000
Repayments on line of credit	(30,000)	(15,000)
Proceeds from stock options exercised	—	991
Treasury stock purchased	(11,211)	(26,684)
Net cash provided by (used for) financing activities	20,789	307
Effect of foreign currency exchange rates on cash and cash equivalents	(1,461)	1,859
Net increase (decrease) in cash and cash equivalents	(14,683)	10,537
Cash and cash equivalents at beginning of period	60,813	57,153
Cash and cash equivalents at end of period	$46,130	$67,690

Supplemental cash flow information:
Income taxes paid	$3,466	$5,663
Interest paid	$623	$202

UNIVERSAL ELECTRONICS INC.
RECONCILIATION OF ADJUSTED NON-GAAP FINANCIAL RESULTS
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Net sales:
Net sales - GAAP	$139,101	$150,491	$271,511	$301,033
Stock-based compensation for performance-based warrants	—	131	—	274
Adjusted Non-GAAP net sales	$139,101	$150,622	$271,511	$301,307

Cost of sales:
Cost of sales - GAAP	$99,730	$105,829	$195,872	$209,972
Excess manufacturing overhead and factory transition costs (1)	(1,026)	(976)	(2,934)	(2,221)
Gain on release from Ohio call center lease obligation guarantee (2)	—	—	—	542
Stock-based compensation expense	(40)	(40)	(79)	(77)
Adjustments to acquired tangible assets (3)	(60)	(64)	(121)	(129)
Adjusted Non-GAAP cost of sales	98,604	104,749	192,738	208,087
Adjusted Non-GAAP gross profit	$40,497	$45,873	$78,773	$93,220

Gross margin:
Gross margin - GAAP	28.3%	29.7%	27.9%	30.2%
Stock-based compensation for performance-based warrants	—%	0.2%	—%	0.2%
Excess manufacturing overhead and factory transition costs (1)	0.7%	0.6%	1.1%	0.7%
Gain on release from Ohio call center lease obligation guarantee (2)	—%	—%	—%	(0.2)%
Stock-based compensation expense	—%	—%	—%	—%
Adjustments to acquired tangible assets (3)	0.1%	—%	—%	—%
Employee related restructuring	—%	—%	—%	—%
Adjusted Non-GAAP gross margin	29.1%	30.5%	29.0%	30.9%

Operating expenses:
Operating expenses - GAAP	$33,874	$35,641	$70,703	$73,429
Stock-based compensation expense	(2,596)	(2,404)	(5,056)	(4,967)
Amortization of acquired intangible assets	(301)	(277)	(576)	(553)
Change in contingent consideration	—	—	—	193
Litigation costs (4)	(605)	(2,908)	(4,264)	(6,477)
Employee related restructuring and other costs	—	—	—	111
Adjusted Non-GAAP operating expenses	$30,372	$30,052	$60,807	$61,736

UNIVERSAL ELECTRONICS INC.
RECONCILIATION OF ADJUSTED NON-GAAP FINANCIAL RESULTS
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Operating income:
Operating income - GAAP	$5,497	$9,021	$4,936	$17,632
Stock-based compensation for performance-based warrants	—	131	—	274
Excess manufacturing overhead and factory transition costs (1)	1,026	976	2,934	2,221
Gain on release from Ohio call center lease obligation guarantee (2)	—	—	—	(542)
Stock-based compensation expense	2,636	2,444	5,135	5,044
Adjustments to acquired tangible assets (3)	60	64	121	129
Amortization of acquired intangible assets	301	277	576	553
Change in contingent consideration	—	—	—	(193)
Litigation costs (4)	605	2,908	4,264	6,477
Employee related restructuring and other costs	—	—	—	(111)
Adjusted Non-GAAP operating income	$10,125	$15,821	$17,966	$31,484

Adjusted pro forma operating income as a percentage of net sales	7.3%	10.5%	6.6%	10.4%

Net income:
Net income - GAAP	$2,988	$5,593	$78	$12,586
Stock-based compensation for performance-based warrants	—	131	—	274
Excess manufacturing overhead and factory transition costs (1)	1,026	976	2,934	2,221
Gain on release from Ohio call center lease obligation guarantee (2)	—	—	—	(542)
Stock-based compensation expense	2,636	2,444	5,135	5,044
Adjustments to acquired tangible assets (3)	60	64	121	129
Amortization of acquired intangible assets	301	277	576	553
Change in contingent consideration	—	—	—	(193)
Litigation costs (4)	605	2,908	4,264	6,477
Employee related restructuring and other costs	—	—	—	(111)
Foreign currency net (gain)/loss	279	480	(58)	589
Income tax provision on adjustments	506	733	1,414	(800)
Adjusted Non-GAAP net income	$8,401	$13,606	$14,464	$26,227

Diluted shares used in computing earnings per share:
GAAP	12,715	13,926	12,847	14,062
Adjusted Non-GAAP	12,715	13,926	12,847	14,062

Diluted earnings per share:
Diluted earnings per share - GAAP	$0.23	$0.40	$0.01	$0.89
Total adjustments	$0.43	$0.58	$1.12	$0.97
Adjusted Non-GAAP diluted earnings per share	$0.66	$0.98	$1.13	$1.87

(1)The three and six months ended June 30, 2022 and 2021 include excess manufacturing overhead costs due to the expansion of our manufacturing facility in Mexico where products destined for the U.S. market are now manufactured. These products destined for the U.S. market were previously manufactured in China.
(2)Consists of the gain associated with the January 2021 release from our guarantee of the lease obligation related to our Ohio call center which was sold in February 2020.
(3)Consists of depreciation related to the mark-up from cost to fair value of fixed assets acquired in business combinations.
(4)Consists of expenses related to our various litigation matters involving Roku, Inc. and certain other related entities including two Federal District Court cases, two International Trade Commission investigations and the defense of various inter partes reviews and appeals before the US Patent and Trademark Board.